                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                 ----------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-792-2555

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman

                                                                   July 26, 2004

Fellow Partner:

     Our Fund earned $2.48 per share of net investment income in the six months ended June 30, 2004. Earnings in the same period of 2003 were $2.13 per share. Dividend increases continue as the leading factor in the increased investment income.

     After providing for the $1.05 per share distribution to partners of record on June 29, 2004, the net asset value per partnership share at June 30, 2004 was $328.48. The net asset value at March 31, 2004, our last report date, was $316.37.

     During the second quarter of 2004, our Fund received additional proceeds of $56,388 from settlement of a suit against Cendant Corporation. In mid-2003 the sum of $624,855 was received from that settlement. A distribution of 24,392 shares of Hospira, Inc. was made by Abbott Laboratories, Inc. in May 2004.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

SECOND QUARTER 2004

MARKET REVIEW

     Equity markets were generally strong in June as investor fears about higher inflation and increasing interest rates subsided somewhat. While there were still plenty of negatives to mute market returns throughout the month, including increased terrorist activity, strong campaign rhetoric, a slowdown in China's economic growth and generally high energy prices, investors keyed on the month-end Fed meeting and worried about the prospects for a surprise 0.50% increase in the Fed Funds. But at mid-month, this fear was relieved when the CPI was released showing a 1.7% year over year core rate of inflation, which investors took as a sign that the Fed would be able to stick to its well publicized plan to raise rates in a measured fashion. For the month, the S&P 500 Index rose 1.94%, the Dow Jones Industrial Average rose 2.58% and the NASDAQ Index rose 3.07%. Smaller companies outperformed once again, with the Russell 2000 Index of small company stocks rising 4.21% in June.

     For the quarter, U.S. equity markets were more mixed. Generally strong earnings results released during the quarter battled with fears over rising inflation and interest rates, which resulted in price volatility for most equity indexes. The S&P 500 Index finished up 1.71% for the quarter after being down more than 3% at the trough in mid-May. Small stocks ended the quarter up 0.47% after being down more than 9% mid-quarter. The Dow and NASDAQ finished the quarter up 1.26%, and 2.69% respectively. In our view, the market behavior during the second quarter may well typify that of the next several quarters as we expect the markets to be range-bound with investors attempting to balance a generally healthy economy and corporate earnings with steadily rising interest rates. In addition, valuation support is a concern as equity markets have surged globally with the NASDAQ up nearly 60%, the Russell 2000 up approximately 70% and the S&P 500 Index up approximately 42% off their lows of last March.

     Declining investor confidence and a moderation in GDP growth expectations resulting from tepid labor market statistics caused a sell-off in more economically sensitive groups and caused a move into more defensive stocks in the first quarter. This trend largely reversed itself in the second quarter. Industrial stocks were the best performers, rising 8% during the quarter, followed closely by the energy group, which gained 7%. While the industrial sector was buoyed by a diverse group of stocks that rallied strongly for different reasons, the energy sector was generally strong due to higher oil prices. Information technology, health care and materials, rose 2.8%, 2.3% and 2.0%, respectively, during the quarter while financials and utilities underperformed on fears over rising interest rates. In the financial group, rising rates and a flattening yield curve are expected to hurt profitability for the banks. Mortgage lenders are also expected to see a quick end to the refinancing boom and as well as deteriorating balance sheets as portfolios decline in value along with rising rates. The prospects of rising rates also buffeted the utility sector, as these yield-oriented stocks will face greater competition from fixed income investments, going forward.

     Style returns were bifurcated during the quarter as growth stocks outperformed in the large cap markets but value outperformed in the mid and small cap markets. The Russell 1000 Growth Index (large caps) posted a 1.94% return in the quarter compared to a gain of 0.88% for the Russell 1000 Value Index. The Russell Midcap Growth Index rose 1.06% in the quarter while the Russell Midcap Value Index gained 1.73%. In the small cap universe, the Russell 2000 Growth Index returned 0.10% for the quarter while the Russell 2000 Value Index gained 0.85%. Small cap stocks outperformed larger caps consistently from the beginning of the rally in 2003 until interest rate fears took over at the beginning of 2004. Since that time, returns have been similar but the small caps have shown much more volatility. As a result of the small cap rally, valuation levels of the two asset classes are near parity. Smaller stocks are generally perceived to have higher betas with respect to broader equity market movements and, as the risk appetite of investors around the globe expanded in response to the global economic recovery, these stocks benefited from strong flows. At this point, however, we believe that the trend of small cap outperformance is near an end and that larger companies will begin to lead the markets in the near future.

     For the first quarter, profits for the S&P advanced 26% over the first quarter of 2003, according to Thomson Financial. Based on the strength of the first quarter and the expected robust health of the economy in the second, earnings expectations for the second quarter have risen from an increase of 18% to 22% year over year. It is almost certain that earnings growth rates for the second half of the year will slow significantly as companies encounter tougher year over year comparisons. That being said, we still expect positive growth and believe many companies may hit record profit levels. Currently, Thomson Financial's First Call is estimating growth of 14% year over year in each of the next two quarters. We believe the market will price in this slowdown and as a result do not expect a significant sell-off.

ECONOMY

     Economic figures released during the second quarter continued to indicate that the U.S. economy is growing at a healthy annual rate of approximately 4%. Core inflation has been increasing, but at this point remains under control. Overall inflation data is more troublesome due to the increase in energy prices. The latest Consumer Price Index indicated an increase of 3.1% year over year while the core CPI, which does not include food or energy prices, increased only 1.7%. The Producer Price Index rose 5.0% -- clearly a concern for inflation hawks -- but the core PPI rose only 1.7%, again indicating that, excluding the volatile food and energy components, inflationary pressure is modest. On June 30th, the Fed made its long awaited announcement of a .25% increase in the Fed Funds rate to 1.25%. Fed comments included in the announcement indicated that, although there is not an immediate need to move more aggressively to curb inflationary pressure, the Fed stands ready to do so should the need arise.

     Strong employment reports throughout the quarter led to fear in the bond market that the Fed would move more aggressively in the near term. But the Fed's announcement of only a quarter point increase, combined with tame core inflation data, weak durable goods order growth of -1.6% (versus expectations of +1.5%) and much lower than expected job growth at the end of the quarter resulted in a rally in the bond market with the 10 year Treasury yield falling from 4.87% at its peak to 4.56% at quarter end. We believe the Fed has been accommodative for more than enough time and that they need to raise rates to a more neutral level in the 3.0% to 4.0% range. Therefore, our central thesis is that interest rates will continue to rise and the yield curve will flatten. In the short run, there may be a pause in this trend but we expect rates to begin to move up again fairly soon.

OUTLOOK

     Earnings growth for the S&P 500 has been very strong and earnings revisions have been moving up. However, we believe there will be a profit growth slowdown in the back half of the year, as year over year comparisons become more challenging. Additionally, we believe equity valuations in the

U.S. are fairly full. In our view, the combination of these factors is likely to keep U.S. equities range-bound, offering scant returns for 2004 as valuations compress in response to rising interest rates.

     We continue to believe that large caps should outperform as valuations between large and small cap stocks have converged and the preference for speculative high-beta stocks appears to have waned. Additionally, across market cap ranges we believe that leadership is more likely to be defined by individual stock specific issues than by broad trends.

PORTFOLIO REVIEW

     During the second quarter, Chestnut Street Exchange Fund returned 4.16%, outperforming the S&P 500 Index, which gained 1.71%. The strong performance in the quarter helped the portfolio gain back some ground lost to the S&P 500 earlier in the year. As of quarter end, the Fund lagged the S&P 500 on a year to date basis with a return of 0.99% compared to a return of 3.44% for the Index. In recent reports, we have addressed the negative impact the small cap and mid cap rally has had on the relative performance of the Fund as it is invested almost entirely in very large cap companies. We have been of the opinion that the trend of large cap underperformance would be coming to an end as the valuation advantage of smaller cap stocks has recently diminished. This came to fruition in the second quarter as large cap stocks outperformed small caps with the S&P's 1.71% return beating the 0.47% return of the Russell 2000 Index.

     Industry weightings largely offset one another for the quarter as positive contributions from the relative positions in department stores, medical products and asset managers were offset by the negative impact of an overweight in semiconductors. The Fund does not have any positions in department stores or asset managers, which were poor performers during the quarter, and the overweight in medical products added to relative returns due to the strong industry showing for the quarter. On the other hand, semiconductors significantly underperformed the market for the quarter, losing approximately 2% in a rising market.

     Stock selection was the primary source of the outperformance for the quarter with Johnson & Johnson, Merck and 3M contributing the most to performance. J&J rose nearly 10% for the quarter on the strength of a positive earnings announcement in which the company stated that earnings rose 20% over the same period last year. The company also gave an upbeat forecast based on additional earnings upside through the remainder of the year as a result of their highly successful cost reduction program. Despite the current relative strength at J&J, the future looks to be more difficult. We continue to view the company favorably over the long term based on new drug development, a diversified product line and strong management, but the market will have to come to grips with a slowing growth rate going out past 2005 due to increased generic competition. Given the current high valuation, we would not be surprised to see the stock confined to a tight trading range in the short term. Although we are not very optimistic on Merck, the stock traded back toward the high end of its recent range during the quarter and ended up approximately 7%, largely in sympathy with other stocks in the group. Merck continues to face revenue and earnings pressure from patent expirations on important products. Sales and earnings are expected to grow only 4% to 5% over the next several years as the company struggles to develop and launch new products. 3M Company returned nearly 10% for the quarter with no meaningful news flow. Additionally, two smaller holdings in the portfolio, Safeway and Albertson's, each gained approximately 20% for the quarter and together added considerably to performance. Both stocks rallied following the settlement of the labor dispute in Southern California that had significantly impacted operations in the West. These stocks remain very attractively valued and we anticipate strong performance as they continue to recover.

     On the negative side, Cabot Microelectronics fell 27% during the quarter and had the most negative impact on returns. Cabot is highly dependent on the semiconductor industry where it is seeing increasing pricing pressure for many of its products. The stock now trades at a relatively low P/E multiple within its group and we expect the stock to recover from current levels. J.P. Morgan fell 7.8% during the quarter, which also hurt performance. Fears over rising interest rates and the likelihood of a flattening yield curve hurt many of the banks and financial services stocks. Rising rates may damage balance sheets due to their impact on bond portfolios and a flattening yield curve will crimp profitability as the spread between the rate at which banks lend and fund loans will tighten.

     Transaction activity within the Fund during the quarter was modest. Generally, we took advantage of price strength in a limited number of holdings to meet redemption requests. A small number of shares of J&J were delivered in addition to more significant reductions in holdings in Merck and Motorola. Motorola's stock was reduced following a surge in price from approximately $8.00 in early 2003 to over $20.00 during the recent quarter. Valuation levels for the stock reached 68 times trailing earnings, making the stock a good candidate for reduction.

                              PERFORMANCE SUMMARY

                                                 CHESTNUT STREET    S&P 500       DJIA
AS OF JUNE 30, 2004                               EXCHANGE FUND      INDEX       INDEX
-------------------                              ---------------    --------    --------
2nd Quarter, 2004..............................         4.16%           1.71%       1.26%
1 Year.........................................        15.41%          19.10%      18.59%
3 Years*.......................................         0.72%          -0.69%       1.92%
5 Years*.......................................        -1.17%          -2.17%       0.92%
10 Years*......................................        10.70%          11.87%      13.43%
Inception (12/29/76)
  Annualized*..................................        12.84%          12.61%      12.86%
  Cumulative...................................     2,701.29%       2,517.23%   2,683.71%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                                  BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                                 JUNE 30, 2004

                                  (UNAUDITED)

  SHARES                                         VALUE
----------                                    ------------
COMMON STOCKS--98.4 %
            BASICS--3.7 %
   106,123  Air Products & Chemicals,
              Inc. .......................    $  5,566,151
    90,747  Cabot Corporation ............       3,693,403
    52,855  *Cabot Microelectronics
              Corp. ......................       1,617,892
                                              ------------
                                                10,877,446
                                              ------------
            CAPITAL EQUIPMENT--6.8 %
    95,519  Emerson Electric
              Company ....................       6,070,232
   384,000  General Electric Co. .........      12,441,600
    41,300  Pitney Bowes, Inc. ...........       1,827,525
                                              ------------
                                                20,339,357
                                              ------------
            CONSUMER CYCLICALS--6.8 %
   105,300  *Comcast Corp. Class A .......       2,951,559
   136,206  Disney (Walt) Company ........       3,471,891
   152,000  3M Co. .......................      13,681,520
                                              ------------
                                                20,104,970
                                              ------------
            ENERGY--4.4 %
    44,280  BP plc ADR ...................       2,372,080
   155,296  Exxon Mobil Corp. ............       6,896,695
    60,432  Schlumberger, Ltd. ...........       3,838,036
                                              ------------
                                                13,106,811
                                              ------------
            FINANCIAL--22.6 %
   117,433  American Express Co. .........       6,033,708
    30,000  American International Group,
              Inc. .......................       2,138,400
   208,286  Bank of America Corp. ........      17,625,161
    70,000  Fannie Mae ...................       4,995,200
   116,352  Marsh & McLennan Companies,
              Inc. .......................       5,280,054
    50,647  Moody's Corporation ..........       3,274,835
   148,000  J.P. Morgan Chase & Co. ......       5,737,960
    97,200  Wachovia Corporation .........       4,325,400
   314,532  Wells Fargo & Co. ............      18,000,666
                                              ------------
                                                67,411,384
                                              ------------

  SHARES                                         VALUE
----------                                    ------------
            HEALTHCARE--25.8 %
   243,928  Abbott Laboratories, Inc. ....    $  9,942,505
    68,547  Baxter International, Inc. ...       2,365,557
    24,392  Hospira, Inc. ................         673,219
    79,516  IMS Health, Inc. .............       1,863,855
   750,069  Johnson & Johnson, Inc. ......      41,778,843
    48,448  *Medco Health
              Solutions, Inc. ............       1,816,800
   387,154  Merck & Company, Inc. ........      18,389,815
                                              ------------
                                                76,830,594
                                              ------------
            RETAIL--0.9 %
    57,133  Albertson's, Inc. ............       1,516,310
    47,000  *Safeway, Inc. ...............       1,190,980
                                              ------------
                                                 2,707,290
                                              ------------
            STAPLES--4.3 %
   234,213  Coca Cola (The)
              Company.....................      11,823,072
    48,000  Sara Lee Corp. ...............       1,103,520
                                              ------------
                                                12,926,592
                                              ------------
            TECHNOLOGY--19.0 %
    61,097  Hewlett-Packard Company ......       1,289,147
    41,884  International Business
              Machines Corporation .......       3,692,075
 1,529,352  Intel Corp. ..................      42,210,115
   110,800  Microsoft Corp. ..............       3,164,448
   292,895  Motorola, Incorporated .......       5,345,334
    78,000  *Oracle Corp. ................         930,540
                                              ------------
                                                56,631,659
                                              ------------
            TRANSPORTATION--2.2 %
   119,796  Burlington Northern Santa Fe
              Corp. ......................       4,201,246
    40,000  Union Pacific Corp. ..........       2,378,000
                                              ------------
                                                 6,579,246
                                              ------------
            UTILITIES--0.0 %
   151,713  Verizon
              Communications, Inc. .......       5,490,494
                                              ------------
            Total Common Stocks
              (Cost: $37,860,513).........     293,005,843
                                              ------------
   PAR
----------
SHORT-TERM OBLIGATIONS--1.8 %
$5,300,000  Federal Home Loan Mortgage
              Corp. 07/01/04, 1.20%
              (Cost: $5,300,000)..........       5,300,000
                                              ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      STATEMENT OF NET ASSETS (CONCLUDED)

                                              VALUE
                                           ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost: $43,160,513)............  100.2%  $298,305,843
Assets in excess of other
  liabilities....................    0.1%       436,622
Distributions payable............   (0.3)%     (951,627)
Payable to:
  Investment Advisors (Note C)...   (0.0)%      (81,480)
  Managing general partners (Note
    C)...........................   (0.0)%       (3,974)
  Custodian (Note C).............   (0.0)%       (4,626)
  Transfer Agent (Note C)........   (0.0)%       (2,878)
                                   -----   ------------
NET ASSETS (Applicable to 906,296
  partnership shares
  outstanding)...................  100.0%  $297,697,880
                                   =====   ============
NET ASSET VALUE PER SHARE........          $     328.48
                                           ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (901,484 shares)...............          $296,117,246
Managing general partners
  (4,812 shares).................             1,580,634
                                           ------------
Total net assets
  (906,296 shares)...............          $297,697,880
                                           ============

* Non-Income Producing

ADR--American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 2004

                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld of $1,993).....................  $ 2,844,328
  Interest................................................................       24,910
                                                                            -----------
     Total investment income..............................................    2,869,238
                                                                            -----------
EXPENSES
  Investment advisory fee.................................................      490,768
  Managing general partners' compensation and officer's salary............       42,285
  Legal...................................................................       37,588
  Audit...................................................................        8,977
  Custodian...............................................................       12,712
  Printing................................................................        9,303
  Transfer agent..........................................................        8,011
  Insurance...............................................................        1,765
  Miscellaneous...........................................................        2,728
                                                                            -----------
     Total expenses.......................................................      614,137
                                                                            -----------
       NET INVESTMENT INCOME..............................................    2,255,101
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on sale of investment securities (for federal tax purposes
     net gain of $56,388).................................................       56,388
  Realized gain from security transactions: distributed upon redemption of
     partnership shares...................................................    2,909,315
  Unrealized appreciation of investments:
     Beginning of period....................................  $257,484,371
     End of period..........................................   255,145,330
                                                              ------------
       Net change in unrealized appreciation..............................   (2,339,041)
                                                                            -----------
       Net realized and unrealized gain on investments....................      626,662
                                                                            -----------
     Net increase in net assets resulting from operations.................  $ 2,881,763
                                                                            ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 2004      DECEMBER 31,
                                                                (UNAUDITED)           2003
                                                              ----------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment income..................................    $  2,255,101      $  4,341,303
     Net realized gain/(loss) from security transactions
       (for federal income tax purposes net gain/(loss) is
       $56,388 and $3,705,400)..............................          56,388        (3,705,400)
     Excess of market value over book value of securities
       distributed upon redemption of partnership shares....       2,909,315        25,691,943
     Increase/(decrease) in unrealized appreciation of
       investments..........................................      (2,339,041)       38,197,777
                                                                ------------      ------------
     Increase in net assets resulting from operations.......       2,881,763        64,525,623
                                                                ------------      ------------
DISTRIBUTIONS TO PARTNERS FROM:
  Net investment income.....................................      (1,908,318)       (4,330,721)
                                                                ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Net asset value of 746 and 1,390 shares issued in lieu of
     cash distributions.....................................         241,068           391,979
  Cost of 9,507 and 100,338 shares repurchased..............      (3,100,113)      (28,990,104)
                                                                ------------      ------------
  Decrease in net assets from capital share transactions of
     8,761 and 98,948.......................................      (2,859,045)      (28,598,125)
                                                                ------------      ------------
  Total increase/(decrease) in net assets...................      (1,885,600)       31,596,777
NET ASSETS:
  Beginning of period.......................................     299,583,480       267,986,703
                                                                ------------      ------------
  End of period*............................................    $297,697,880      $299,583,480
                                                                ============      ============

---------------

* Includes undistributed net investment income of $358,383 and $11,600 respectively.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                SIX MONTHS
                                   ENDED                     YEARS ENDED DECEMBER 31,
                               JUNE 30, 2004   ----------------------------------------------------
                                (UNAUDITED)      2003       2002       2001       2000       1999
                               -------------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................    $ 327.39      $ 264.29   $ 340.39   $ 362.68   $ 369.83   $ 347.51
                                 --------      --------   --------   --------   --------   --------
Income From Investment
  Operations:
  Net investment income......        2.48          4.61       3.99       3.79       3.76       3.64
  Net gain (loss) on
     securities (both
     realized and
     unrealized).............        0.71         63.09     (76.09)    (22.30)     (7.15)     22.39
                                 --------      --------   --------   --------   --------   --------
     Total from investment
       operations............        3.19         67.70     (72.10)    (18.51)     (3.39)     26.03
                                 --------      --------   --------   --------   --------   --------
Less Distributions:
  From net investment
     income..................       (2.10)        (4.60)     (4.00)     (3.78)     (3.76)     (3.65)
  From realized gains........          --            --         --         --         --      (0.06)
                                 --------      --------   --------   --------   --------   --------
     Total distributions.....       (2.10)        (4.60)     (4.00)     (3.78)     (3.76)     (3.71)
                                 --------      --------   --------   --------   --------   --------
Net Asset Value, End of
  Period.....................    $ 328.48      $ 327.39   $ 264.29   $ 340.39   $ 362.68   $ 369.83
                                 ========      ========   ========   ========   ========   ========
Total Return.................       0.99%        25.78%   (21.25)%    (5.05)%    (0.92)%      7.52%
Ratios/Supplemental Data:
  Net Assets, End of Period
     (000's).................    $297,698      $299,583   $267,987   $360,055   $398,580   $422,604
  Ratios to average net
     assets:
     Operating expenses......       0.42%         0.43%      0.41%      0.39%      0.38%      0.38%
     Net investment income...       1.53%         1.57%      1.31%      1.12%      0.96%      1.00%
  Portfolio Turnover Rate....       0.00%         1.18%      0.98%      0.00%      1.77%      2.48%

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

(A) ORGANIZATION

    Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATIONS

    Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

      DISTRIBUTIONS

    Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

      FEDERAL INCOME TAXES

    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2003, the Fund had a capital loss carryforward of $5,993,660, of which $2,288,260 expires December 31, 2010 and $3,705,400 expires December 31, 2011. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

    The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

    PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

    PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

    The managing general partners each receive a fixed fee as compensation for their services. In addition, the President and Principal Financial Officer receives additional payments for overseeing the Fund's activities and reimbursements of related expenses. Total payments to or for the managing general partners amounted to $42,285.

(D) INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities (excluding short-term obligations) were $2,788,670 and $0, respectively, for the six months ended June 30, 2004.

(E) NET ASSETS

    At June 30, 2004, net assets consisted of:

        Undistributed net investment income.........................  $    358,383
        Accumulated net realized losses on securities...............    (5,937,272)
        Net unrealized appreciation of investments (book basis).....   255,145,330
        Other capital -- paid-in or reinvested......................    48,131,439
                                                                      ------------
                                                                      $297,697,880
                                                                      ============

(F) TAX MATTERS

    At June 30, 2004, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income
          (before tax allocation described above)...................  $    358,383
        Undistributed net realized gains on securities..............        56,388
        Capital loss carryover......................................    (5,993,660)
        Net unrealized appreciation of investments..................   260,325,167
                                                                      ------------
                                                                      $254,746,278
                                                                      ============

    The cost of investments for federal income tax purposes at June 30, 2004 was $37,980,676. The unrealized appreciation (an excess of value over cost) was $260,325,167. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

    On June 30, 2004 undistributed net realized gains (losses) on securities was decreased by $2,909,315 and additional paid in capital was increased by $2,909,315 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

(G) PROXY VOTING

    A description of the Fund's Proxy Voting Policies and Procedures is available upon request and without charge by calling (800) 852-4750 or by visiting the Securities and Exchange Commission's website at http://www.sec.gov.

(H) AVAILABILITY OF PROXY VOTING RECORD

    Information on the voting of proxies relating to portfolio securities in the twelve month period ended June 30, 2004 will be available, without charge, upon request, by calling (800)852-4750 or by visiting the Securities and Exchange Commission's website at http://www.sec.gov after August 31, 2004.

              ---------------------------------------------------
              ---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                             [CHESTNUT STREET LOGO]

                               Semi-Annual Report
                                 June 30, 2004

                         Chestnut Street Exchange Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
              ---------------------------------------------------
              ---------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Chestnut Street Exchange Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                            Edward J. Roach, President & Treasurer
                            (principal executive officer)

Date                       August 26, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive and principal financial officer)

Date                       August 26, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.